EXECUTION COPY


        LIEN SUBORDINATION AGREEMENT

          LIEN SUBORDINATION
AGREEMENT ("Subordination Agreement"), dated as of April 30, 1997, by Norwest Bank Minnesota,
National Association, as "Indenture Trustee" (as defined below), in favor of III Finance Ltd., a Cayman Islands corporation and such other parties as may be holders of "Senior Indebtedness" (as such term is defined in the Indenture referred to below).

               W I T N E S S
                   E T H :

          WHEREAS, pursuant to that certain
Indenture (the "Indenture") dated as of April 30,
1997 between, Aegis Auto Finance, Inc. (the
"Company") and Norwest Bank Minnesota, National
Association, as Trustee (herein called the "Indenture
Trustee"), the Issuer has issued those certain
$21,333,333 12% Exchangeable Subordinated Notes
(the "Securities"); and

          WHEREAS, pursuant to the
"Collateral Documents" (as defined in the Indenture), the Securities are secured by certain
"Collateral" (as defined in the Indenture), as more expressly referenced in Section 15.01 of the Indenture; and

          WHEREAS, the Securities are also by
their terms subordinated in right of payment and priority to the payment of "Senior Indebtedness" (as defined in the Indenture), which Senior Indebtedness is also secured by the Collateral; and

          WHEREAS, the parties hereto are
entering into this Agreement in order, among other things, to evidence the subordination of the Indenture Trustee's lien on the Collateral and the Proceeds and to define certain of the respective rights of the Indenture Trustee and the holders of Senior Indebtedness (or their representatives) with respect to the Collateral and the Proceeds thereof.

          NOW, THEREFORE, in
consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:


1. Definitions. (a) Defined Terms. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Indenture. In addition, the terms defined above shall have their respective meanings set forth above and the following terms shall have the following meanings:

          "Grantor" shall mean the Company,
the Parent and any of their Affiliates which now or hereafter may grant a security interest to the Indenture Trustee in order to secure the Junior
Indebtedness.

          "Junior Indebtedness" shall mean all
principal and interest owed under or on account of the Securities.

          "Possessory Collateral" shall mean all
Collateral constituting instruments, certificated securities or documents (each as defined in the UCC) or other property in which a security interest can be perfected only by possession.

          "Proceeds" shall have the meaning set
forth in Section 9-306(1) of the UCC, and in any event shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to either Company from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to either Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, (iii) any dividends, distributions, redemptions or similar payments in respect of any Collateral; and (iv) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Secured Parties" shall mean each of
(i) the Indenture Trustee and (ii) any Senior Secured
Party.

          "Senior Secured Party" shall mean
any holder of Senior Indebtedness or representative of such holder which has been granted a security interest in or lien on any of the Collateral.

          "Senior Security Agreement" shall
mean any security agreement, loan and security agreement, pledge agreement, depositary account agreement or any other agreement whereby a security interest in or lien has been created on any of the Collateral in favor of a Senior Secured Party.

          "UCC" means the Uniform
Commercial Code as from time to tome in effect in the State of New York.

          (b)  Other
Definitional
 Provisions.
The words "hereof", and "herein" and "hereunder"
and words of similar import when used in this
Agreement shall refer to this Agreement as a whole
and not to any particular provisions of this
Agreement, and Section references are to this
Agreement, unless otherwise specified.    Wherever
appropriate in context, terms used herein in the singular also include the plural, and vice-versa, and each masculine, feminine or neuter pronoun shall also include the other gender.

          Section 2.  Priorities Regarding
Collateral. Notwithstanding any term or provision to the contrary contained in any Collateral
Document or any Senior Security Agreement respecting any of the foregoing, and notwithstanding the time, order or method of attachment or perfection of any security interest, lien or encumbrance granted thereby or the time or order of filing or recording of financing statements or other liens, pledges or security interests, and notwithstanding anything contained in any filing or agreement to which any Secured Party may now or hereafter be a party, the Indenture Trustee hereby agrees that all liens and security interests of the Indenture Trustee, whether now or hereafter arising and howsoever existing, in any of the Collateral and the Proceeds thereof shall be and hereby are subordinated to the liens and security interests of each Senior Secured Party in the Collateral and Proceeds thereof as collateral security for any of the Senior Indebtedness. All amounts in respect of the Collateral or Proceeds thereof, all amounts in respect of such Collateral and any Proceeds thereof received by any Secured Party (net of collection costs and expenses) shall be distributed to all Senior Secured
Parties in satisfaction of the Senior Indebtedness before any such amounts may be distributed to the Indenture Trustee for satisfaction of the Junior
Indebtedness.  The priority of interest of one Senior
Secured Party as against another Senior Secured
Party shall be as established by other law or agreement without regard to this Agreement.

          Section 3.  Rights to Enforce;
Amounts in Trust. (a) The Indenture Trustee shall have no right to possession of any Collateral or any Proceeds thereof, or to enforce the collection thereof, whether by notice to any person obligated to make payments constituting such Collateral or otherwise, or to foreclose upon any such Collateral or any Proceeds thereof, whether by judicial action or otherwise, unless and until all of the Senior
Indebtedness shall have been fully paid and satisfied and all commitments on the part of any Senior
Secured Party to advance further funds to or for the benefit of any Grantor have been terminated. In the event that any Senior Secured Party sells, assigns, disposes of or otherwise releases and of the Collateral in order to satisfy the Senior
Indebtedness, the Indenture Trustee shall thereupon execute and deliver to such Senior Secured Party such termination statements and releases as such Senior Secured Party shall reasonably request to release the Indenture Trustee's security interest in or lien against such Collateral. The Indenture Trustee acknowledges and agrees that, to the extent the terms and provisions of this Agreement are inconsistent with the Collateral Documents or the Indenture, the Collateral Documents and the Indenture shall be deemed to be subject to this Agreement.

          (b)  Should any payment or
distribution on account of the Collateral or any Proceeds thereof be received by the Indenture
Trustee in violation of this Agreement, the Indenture
Trustee shall receive and hold such payment or distribution in trust, as trustee, for the benefit of the Senior Secured Parties and shall forthwith deliver the same to the Senior Secured Party claiming a first priority interest therein, in precisely the form received (except for the endorsement or assignment by the Indenture Trustee where necessary), for application to all or any of the Senior Indebtedness, provided, however, that the Indenture Trustee shall be under no obligation to make such delivery in the event that it has been given conflicting demands by differing Senior Secured Parties unless the Indenture
Trustee shall have been indemnified to its satisfaction against liability for following any such instruction. In the event of the failure of the Indenture Trustee to make any such endorsement or assignment to a Senior Secured Party as required hereinabove, then such other Secured Party or any of its officers or employees is hereby irrevocably authorized to make the same.

          Section 4.  Further Assurances.  The
Indenture Trustee agrees for the benefit of the Senior Secured Parties to execute further documents or amendments, and to undertake such other actions, as may be necessary to effect the purposes of this Agreement, including, without limitation, any registration or recordation upon any applicable public records, or any bailment agreements or notices required with respect to any Possessory
Collateral in the possession or under the control of the Indenture Trustee. No Senior Secured Party shall be under any duty to or obligation to the Indenture Trustee or the holder of the Securities to ensure that the Indenture Trustee's security interest in any Possessory Collateral has been perfected, which duties shall remain the obligations of the relevant Grantor as set forth in any Collateral
Document.

          Section 5.  No Liability.  Except as
may be otherwise expressly agreed by a Secured
Party, the Indenture Trustee has not made to any Senior Secured Party and no Senior Secured Party has made to the Indenture Trustee nor does the Indenture Trustee hereby or otherwise make any representations or warranties, express or implied, nor does the Indenture Trustee assume any liability to any other Secured Party nor does any such Secured
Party have any liability to the Indenture Trustee with respect to: (a) obligors under any instruments of guarantee; (b) the enforceability, validity, value or collectibility of the extension of any of the credit facilities to any Grantor, any collateral therefor, or any guarantee or security which may have been granted to any of them in connection with any Senior Indebtedness or Junior Indebtedness; or (c) any Grantor's title or right to transfer any of the Collateral. Except as otherwise provided under the UCC, no Senior Secured Party shall be liable to the Indenture Trustee nor shall the Indenture Trustee be liable to any Senior Secured Party for any action or failure to act or any error or judgment, negligence, or mistake or oversight whatsoever on its part or the part of any of its agents, officers, employees or attorneys with respect to any transaction relating to any Indebtedness of any Grantor or any security or guarantees therefor, provided that nothing in this
Section 5 shall relieve any party from liability arising on account of such party's gross negligence or willful misconduct.

          Section 6.  Amendments, Agreements,
Etc. (a) Each Senior Secured Party, at any time and from time to time may enter into such agreement or agreements with the Grantors as such Senior
Secured Party may deem proper, extending the time of payment of or renewing or otherwise altering the terms of all or any of the Senior Indebtedness, as the case may be, without in any way thereby impairing or affecting this Agreement.

          (b)  The Indenture Trustee hereby
agrees that it shall not have, and hereby waives, any claim it might otherwise now or hereafter have against any Senior Secured Party which claim (i) would not have existed but for a Grantor's grant of a junior lien to the Indenture Trustee in any of the Collateral and (ii) arises out of, any and all actions which a Senior Secured Party, in good faith, takes or omits to take (including without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in the Collateral and any other security for the Senior
Indebtedness and actions with respect to the collection or foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of such Collateral and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor, guarantor or any other party) or to the collection of such Senior Indebtedness or the valuation, use, protection or release of any Collateral and/or other security for the Senior Indebtedness other than those resulting from the gross negligence or willful misconduct of such Senior Secured Party. Without limiting the foregoing, the Indenture Trustee agrees that it will not in any manner interfere with or otherwise oppose a sale or other disposition of Collateral to which the applicable Senior Secured
Parties have otherwise consented.

          Section 7.  Bankruptcy Issues.  The
agreements of the parties set forth herein shall survive the filing of a petition in bankruptcy by or against any Grantor and the Indenture Trustee agrees that it will not object to or oppose a sale or other disposition of any Collateral (or any portion thereof) free and clear of security interests, liens or other claims of the Indenture Trustee under Section 363 of the Bankruptcy Code of 1978, as amended (the
"Bankruptcy Code") or any other provision of the Bankruptcy Code if the applicable Senior Secured
Party has consented to such sale or disposition of such Collateral and so long as the Proceeds of such disposition (net of any amounts which are required by court order to be paid to third parties) are applied in accordance with Section 2 hereof. The Indenture
Trustee further agrees that it will not seek to have the automatic stay lifted with respect to such Collateral without the prior written consent of all Senior Secured Parties claiming an interest in such Collateral.

          Section 8.  Notices.  The Indenture
Trustee hereby expressly waives all notice of the acceptance by any Senior Secured Party of the subordination and other provisions of this Agreement and all other notices not specifically required pursuant to the terms of this Agreement whatsoever, and the undersigned expressly waives reliance by any such Senior Secured Party upon the subordination and other agreements as herein provided.

          Section 9.     Successors and
Assigns. This Agreement shall be binding upon and shall insure to the benefit of each Secured Party and its respective participants, successors and assigns.

          Section 10.
Counterparts.
  This
Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which shall together constitute one and the same agreement.

          Section 11.    Waivers and
Amendments. Neither this Agreement nor any terms hereof may be amended, modified or otherwise supplement except in writing signed by the parties hereto.

          Section 12.
Governing
 Law.
THIS AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH, AND GOVERNED
BY THE LAWS OF THE STATE OF NEW
YORK.

          Section 13.    Third Party Rights.
This Agreement is solely for the benefit of the Secured Parties and their respective participants, successors and assigns, and no other person, firm, entity or corporation, including, but not limited to, the Companies, shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

          Section 14.    Merger.  This
Agreement represents the agreements of the Indenture Trustee and the Grantors with respect to the subject matter hereof and there are no agreements, promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein, and this Agreement supersedes all prior agreements, if any, relative to the subject matter hereof.

          IN WITNESS WHEREOF, the parties
hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.
Each of the Grantors, although not a direct party hereto, has signed below to indicate its understanding of the foregoing and its acceptance and agreement with all of the terms and provisions hereof.

NORWEST BANK MINNESOTA, N.A.,
AS INDENTURE TRUSTEE
By__________________
Name:_______________
Title:______________




III FINANCE LTD.
By__________________
Name:_______________

Title:______________


Acknowledged and agreed to
as of the date first above
written:

THE AEGIS CONSUMER FUNDING GROUP,
INC.
By_________________________________
Name:______________________________
Title:_______________________________

AEGIS AUTO FINANCE, INC.

By_________________________________
Name:______________________________
Title:_____________________________

AEGIS CONSUMER FINANCE, INC.
By_________________________________
Name:______________________________
Title:_____________________________

AEGIS CAPITAL MARKETS, INC.
By_________________________________
Name:______________________________
Title:_____________________________

AEGIS ACCEPTANCE CORP.
By_________________________________
Name:______________________________
Title:_____________________________